UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 60.3%
CONSUMER DISCRETIONARY — 12.0%
Automobiles — 2.0%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,548,406
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,244,392
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	815,244
Total Automobiles				3,608,042
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,869
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	66,600
ServiceMaster Co., Senior Notes	7.000%	8/15/20	650,000	672,750	(a)
Total Diversified Consumer Services				745,219
Hotels, Restaurants & Leisure — 2.6%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	273,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000	584,250	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	906,080	969,506	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000	754,200	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000	184,450	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	860,000	847,100	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	975,000	1,101,750
Total Hotels, Restaurants & Leisure				4,714,256
Household Durables — 0.4%
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	190,000	192,850	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000	425,100	(a)
Total Household Durables				617,950
Media — 6.6%
Comcast Corp., Notes	5.900%	3/15/16	400,000	457,664
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,320,747
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000	1,121,250
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	456,225
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	250,000	266,562
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	1,571,250	(a)
News America Inc., Notes	8.875%	4/26/23	400,000	545,485
Time Warner Cable Inc., Debentures	7.300%	7/1/38	2,000,000	2,487,922
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,335,495
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	2,310,852	(a)
Total Media				11,873,452
TOTAL CONSUMER DISCRETIONARY				21,558,919
CONSUMER STAPLES — 3.2%
Food & Staples Retailing — 1.6%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	503,998	570,148	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	497,471	577,052
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	491,627	576,761
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	466,575	580,604
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	449,439	582,595	(a)
Total Food & Staples Retailing				2,887,160
Food Products — 1.1%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921	830,968	(c)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	390,000	409,012	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	80,000	87,500
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000	496,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — continued
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	220,000	$232,100	(a)
Total Food Products				2,056,455
Household Products — 0.1%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	120,000	126,600	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	660,000	697,125
TOTAL CONSUMER STAPLES				5,767,340
ENERGY — 5.9%
Energy Equipment & Services — 0.8%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000	30,900
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000	787,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	410,000	426,400
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	155,000	168,175	(a)
Total Energy Equipment & Services				1,412,975
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	755,402
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	676,875
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	177,225	(a)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	629,161
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	170,000	192,950
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	220,000	240,350
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	440,000	468,050
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,429
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	487,300
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	425,684
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	211,201
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	490,000	463,663
Hess Corp., Notes	7.875%	10/1/29	350,000	451,469
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	777,000	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	1,035,833
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	141,875
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	188,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	825,000
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	278,676	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	506,978
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	52,506
Total Oil, Gas & Consumable Fuels				9,158,327
TOTAL ENERGY				10,571,302
FINANCIALS — 12.0%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	906,455
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,120,589
Total Capital Markets				2,027,044
Commercial Banks — 3.4%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	817,016	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,500,000	1,479,375
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	230,000	235,859
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,760,937	(a)(d)(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	299,787	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	760,000	812,639	(a)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	238,409
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	157,584

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	$303,261	(a)
Total Commercial Banks				6,104,867
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	434,000
HSBC Finance Corp., Notes	4.750%	7/15/13	1,670,000	1,690,017
Total Consumer Finance				2,124,017
Diversified Financial Services — 5.1%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,233,002
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,192,073
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	515,869
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	530,000	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,623,225
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	808,359
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	470,000	(a)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,379,020
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	350,000	386,750	(a)
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	508,976
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(d)
Total Diversified Financial Services				9,186,024
Insurance — 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	100,000	96,500	(d)(e)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	233,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	776,250
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,055,123
Total Insurance				2,160,873
TOTAL FINANCIALS				21,602,825
HEALTH CARE — 1.6%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	300,000	297,750
Health Care Providers & Services — 1.4%
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	520,000	536,900	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	200,000	213,250
HCA Inc., Debentures	7.500%	11/15/95	185,000	166,500
HCA Inc., Notes	6.375%	1/15/15	430,000	460,637
HCA Inc., Notes	7.690%	6/15/25	90,000	96,075
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	241,788
Radnet Management Inc., Senior Notes	10.375%	4/1/18	510,000	531,675
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	228,706
Total Health Care Providers & Services				2,475,531
Health Care Technology — 0.1%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	160,000	170,800
TOTAL HEALTH CARE				2,944,081
INDUSTRIALS — 11.6%
Aerospace & Defense — 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	759,243
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	263,750	(a)
Total Aerospace & Defense				1,022,993
Airlines — 8.3%
Air 2 US, Notes	8.027%	10/1/19	2,066,322	2,169,638	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	1,915,008	$2,135,233
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	231,000	237,064	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	141,216	155,522
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	407,488	440,087
United Airlines Inc., Pass-Through Certificates	7.160%	9/24/14	14,041	14,041
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	688,204	746,701
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	908,918	938,276
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	919,448	1,015,990
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	508,217	589,024
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	669,050	724,247
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	1,000,000	1,050,000
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,886,976	2,165,305
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,346,868	2,464,212
Total Airlines				14,845,340
Commercial Services & Supplies — 0.9%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	134,000	118,590	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	490,000	488,775
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	820,000	879,450	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	100,000	107,250	(a)
Total Commercial Services & Supplies				1,594,065
Construction & Engineering — 0.1%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	215,000	(a)
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	350,200	(a)
Machinery — 0.1%
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	250,000	266,250	(a)
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,691,000	1,695,227
Road & Rail — 0.1%
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	90,000	96,300	(a)(f)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	111,000	117,938
Total Road & Rail				214,238
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	649,000	(a)
TOTAL INDUSTRIALS				20,852,313
INFORMATION TECHNOLOGY — 0.9%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	518,451
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	584,023
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	156,375	(a)
Total IT Services				740,398
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	28,840

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	$351,050	(a)
TOTAL INFORMATION TECHNOLOGY				1,638,739
MATERIALS — 5.6%
Chemicals — 0.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	238,280	(a)
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	620,200	(a)
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	457,538	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,210,000	1,243,275	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	47,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	2,300,000	2,521,375
Total Containers & Packaging				4,269,688
Metals & Mining — 1.9%
ArcelorMittal, Senior Notes	5.000%	2/25/17	310,000	324,415
ArcelorMittal, Senior Notes	6.000%	3/1/21	460,000	483,625
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	10,000	10,040
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	30,000	29,890
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	920,000	906,604
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	490,000	482,650
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	260,000	290,550	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	210,500	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	661,200	(a)
Total Metals & Mining				3,399,474
Paper & Forest Products — 0.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	261,437
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	540,000	596,430	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	708,819
Total Paper & Forest Products				1,566,686
TOTAL MATERIALS				10,094,328
TELECOMMUNICATION SERVICES — 4.4%
Diversified Telecommunication Services — 4.0%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	181,998
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	23,750
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	608,382
France Telecom SA, Notes	8.500%	3/1/31	600,000	843,857
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	548,000	583,620
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	197,500	(a)(d)
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	163,495
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,105,766
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,590,000	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	794,000	(a)
Total Diversified Telecommunication Services				7,092,368
Wireless Telecommunication Services — 0.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	766,875
TOTAL TELECOMMUNICATION SERVICES				7,859,243

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
UTILITIES — 3.1%
Electric Utilities — 1.1%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	$223,912	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,194,910
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	500,000	546,250
Total Electric Utilities				1,965,072
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	28,271
Independent Power Producers & Energy Traders — 2.0%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	429,300
AES Corp., Senior Notes	8.000%	6/1/20	100,000	118,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	630,000	699,300	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	1,003,369
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	436,000	463,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	811,875	(a)
Total Independent Power Producers & Energy Traders				3,525,594
TOTAL UTILITIES				5,518,937
TOTAL CORPORATE BONDS & NOTES (Cost — $100,211,595)				108,408,027
ASSET-BACKED SECURITIES — 27.0%
AAA Trust, 2005-1A 1A3B	0.614%	2/27/35	473,631	347,527	(a)(c)(d)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,030,968	801,484
ACE Securities Corp., 2005-WF1 M1	0.624%	5/25/35	470,000	459,627	(d)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	1.004%	2/25/34	544,713	494,478	(d)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.134%	10/25/34	351,882	345,588	(d)
Amortizing Residential Collateral Trust, 2004-1 A5	1.204%	10/25/34	220,571	217,262	(d)
Argent Securities Inc., 2003-W3 M1	1.329%	9/25/33	141,412	138,065	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,367,179	2,396,768	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	286,418	309,865	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,228,515	1,463,127	(d)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	92,481	104,742	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.804%	12/25/39	270,927	254,672	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M1	1.004%	3/25/37	1,169,943	854,058	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M3	1.354%	3/25/37	443,772	266,263	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.704%	3/25/37	121,029	65,355	(a)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	687,652	450,885
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	345,117
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.404%	11/25/45	137,997	131,990	(a)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	273,442	277,379
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.964%	8/25/34	138,840	137,112	(d)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.324%	6/25/36	516,106	488,893	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.104%	10/25/47	1,037,921	845,880	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.204%	8/25/47	48,480	36,462	(a)(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.624%	7/25/35	2,000,000	1,604,100	(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.824%	1/25/35	708,749	681,742	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.674%	5/25/44	19,025	$18,693	(a)(d)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.490%	6/25/38	1,153,398	1,084,194	(c)(d)
Education Funding Capital Trust, 2004-1 B1	1.950%	6/15/43	1,200,000	1,080,000	(c)(d)
EMC Mortgage Loan Trust, 2003-B A1	0.754%	11/25/41	55,261	52,947	(a)(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,155,404	956,987	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.954%	2/25/31	275,488	262,582	(a)(d)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	24,751	4,630
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	41,332	29,024
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	25,741	19,674
Greenpoint Manufactured Housing, 1999-2 A2	3.703%	3/18/29	425,000	378,684	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.703%	6/19/29	125,000	111,507	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.704%	2/20/30	125,000	110,565	(d)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	612,133	644,789	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	425,000	362,393	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.703%	3/13/32	650,000	545,241	(d)
GSAA Home Equity Trust, 2004-8 A3A	0.944%	9/25/34	203,733	199,916	(d)
GSAA Home Equity Trust, 2006-19 A3A	0.444%	12/25/36	702,889	424,574	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,687,915	1,442,752
GSRPM Mortgage Loan Trust, 2006-1 A1	0.504%	3/25/35	123,324	118,047	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.504%	9/25/36	224,468	201,264	(a)(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	166,458	165,835
Keycorp Student Loan Trust, 2003-A 1A2	0.561%	10/25/32	949,716	946,559	(d)
Lehman XS Trust, 2007-1 WF1	5.532%	1/25/37	786,709	477,908	(d)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.104%	10/25/34	1,620,000	1,488,194	(d)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.204%	3/25/33	19,765	18,061	(d)
Morgan Stanley Capital Inc., 2003-NC9 M	1.329%	9/25/33	1,551,352	1,182,203	(d)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.104%	8/25/34	1,539,471	1,465,743	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.944%	8/25/34	475,320	451,788	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.134%	11/25/34	1,480,740	1,342,723	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	217,690	226,341	(d)
Option One Mortgage Loan Trust, 2003-2 A2	0.804%	4/25/33	361,606	334,295	(d)
Origen Manufactured Housing, 2006-A A2	2.806%	10/15/37	2,647,262	2,144,282	(d)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	3,107,417	2,514,872	(d)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	738,191	212,230	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.884%	9/25/34	1,835,976	1,806,442	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.834%	2/25/35	714,146	705,552	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	632,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,655,000	(d)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.244%	6/25/34	400,842	380,828	(d)
RAAC Series, 2007-RP1 M1	0.754%	5/25/46	210,000	100,016	(a)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	443,876	449,446
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	588,244
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.584%	11/25/35	639,793	582,026	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.684%	3/25/34	361,918	316,917	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.664%	9/25/31	253,500	234,927	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	342,273	351,956	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	390,310	387,896	(d)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	758,816	802,904	(a)
SLM Student Loan Trust, 2001-4 B	0.801%	1/25/21	1,000,000	992,897	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	592,942	587,736

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	86,582	$84,357	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.952%	3/25/35	448,963	414,879	(d)
Structured Asset Securities Corp., 2006-GEL3 A2	0.434%	7/25/36	1,178,328	1,166,205	(a)(d)
Structured Asset Securities Corp., 2007-BC1 A2	0.254%	2/25/37	67,753	67,549	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	604,029	625,597	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $43,254,738)				48,471,312
COLLATERALIZED MORTGAGE OBLIGATIONS — 20.4%
American Home Mortgage Investment Trust, 2007-A 4A	0.654%	7/25/46	734,974	230,926	(a)(d)
Banc of America Funding Corp., 2004-B 6A1	2.543%	12/20/34	452,216	308,241	(d)
BCAP LLC Trust, 2009-RR12 2A2	0.562%	3/26/35	1,844,014	783,518	(a)(d)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	175,371	173,196	(d)
Bear Stearns Alt-A Trust, 2004-03 A1	0.844%	4/25/34	376,756	352,162	(d)
Bear Stearns Alt-A Trust, 2004-08 1A	0.904%	9/25/34	196,206	192,015	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.989%	1/25/36	921,769	643,044	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	683,192	232,581	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.574%	2/25/35	1,680,843	1,124,123	(d)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	41,855	1,779	(a)(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.454%	8/25/35	1,214,611	1,032,086	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.434%	10/25/35	1,757,952	1,461,338	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.404%	10/25/36	1,503,642	1,176,271	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.624%	11/25/34	348,063	296,090	(a)(d)
Countrywide Home Loans, 2005-7 1A1	0.744%	3/25/35	1,219,129	1,107,586	(d)
Countrywide Home Loans, 2006-HYB4 3B	3.683%	6/20/36	1,031,608	764,461	(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.564%	3/25/35	573,590	498,308	(a)(d)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.671%	3/26/35	358,152	341,235	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.226%	4/25/20	10,997,695	723,230	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.673%	6/25/20	973,262	89,856	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.504%	8/25/20	5,746,742	465,452	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.474%	11/25/46	100,440	776,017	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.474%	11/25/46	634,502	689,259	(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,317,514	1,384,773	(a)(d)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.604%	6/25/34	804,262	701,554	(a)(d)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.603%	11/19/34	135,864	97,307	(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.814%	1/19/35	349,536	350,768	(d)
Harborview Mortgage Loan Trust, 2005-9 B10	1.953%	6/20/35	979,014	29,962	(d)
Impac CMB Trust, 2004-9 1A1	0.964%	1/25/35	44,784	41,748	(d)
Impac CMB Trust, 2005-2 2A2	0.604%	4/25/35	193,577	185,518	(d)
Impac CMB Trust, 2A-10	0.844%	3/25/35	356,392	298,871	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	154,415	153,842
Jefferies & Co., 2009-B 9A	0.534%	11/21/35	87,183	336,098	(a)(c)(d)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,076,210	642,543	(d)
JPMorgan Mortgage Trust, 2005-A6 3A3	3.125%	9/25/35	630,000	540,580	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
JPMorgan Mortgage Trust, 2007-A2 4A2	5.507%	4/25/37	247,965	$231,037	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.742%	6/15/36	367,114	337	(a)(d)(f)
Luminent Mortgage Trust, 2006-6 A1	0.404%	10/25/46	851,703	718,890	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.630%	11/21/34	1,996,114	2,077,534	(d)
MASTR ARM Trust, 2004-7 6M1	0.854%	8/25/34	755,809	701,349	(d)
Merit Securities Corp., 11PA 3A1	0.824%	4/28/27	136,907	117,127	(a)(d)
Merit Securities Corp., 11PA B3	2.454%	9/28/32	850,000	696,736	(a)(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	658,152	480,623	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	345,774	348,190	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,211,540	94,734	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.931%	7/25/34	5,937,273	99,443	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.184%	7/25/34	1,503,329	12,648	(d)
Regal Trust IV, 1999-1 A	2.571%	9/29/31	64,078	60,759	(a)(d)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	127,224	114,979
Sequoia Mortgage Trust, 2003-2 A2	1.246%	6/20/33	40,610	40,525	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.513%	11/20/34	25,557	25,088	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.503%	12/20/34	39,279	37,354	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.473%	1/20/35	318,864	297,343	(d)
Structured Asset Securities Corp., 1998-RF2 A	7.323%	7/15/27	338,670	342,815	(a)(d)
Structured Asset Securities Corp., 2002-9 A2	0.504%	10/25/27	706,333	697,576	(d)
Structured Asset Securities Corp., 2003-9A 2A2	2.506%	3/25/33	213,110	210,645	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.604%	9/25/33	203,826	186,364	(a)(d)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	134,884	134,689
Thornburg Mortgage Securities Trust, 2003-4 A1	0.844%	9/25/43	654,579	649,881	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.944%	9/25/44	669,373	641,690	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.104%	9/25/37	419,116	428,598	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.670%	5/25/44	534,766	506,463	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	381,690	333,309	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,571,620	1,477,879	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	757,673	424,035
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.237%	9/25/36	1,237,638	768,576
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	5.237%	9/25/36	151,973	90,450
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	455,067	430,271	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.494%	7/25/45	367,253	342,288	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.577%	4/25/44	258,996	243,247	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,117,534	1,104,533	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.494%	10/25/45	305,774	283,469	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.117%	7/25/46	1,017,061	510,440	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	32,444	34,318
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	3.091%	9/27/35	2,418,992	2,411,009	(a)(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $31,004,209)				36,633,579
COLLATERALIZED SENIOR LOANS — 1.4%
CONSUMER DISCRETIONARY — 0.8%
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	430,000	438,600	(h)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER DISCRETIONARY — continued
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		$203,753	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.710%	11/23/16	140,566		140,742	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.710%	11/23/16	699,388		700,262	(h)
TOTAL CONSUMER DISCRETIONARY					1,483,357
CONSUMER STAPLES — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		185,175	(h)
ENERGY — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	40,000		37,916	(h)
INFORMATION TECHNOLOGY — 0.3%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	410,000		418,200	(h)
MATERIALS — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	330,000		344,025	(h)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,372,938)					2,468,673
MORTGAGE-BACKED SECURITIES — 0.2%
FNMA — 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $352,652)	6.500%	8/25/44	344,557		394,996
MUNICIPAL BONDS — 5.9%
Florida — 1.3%
Florida Educational Loan Marketing Corp.	0.560%	12/1/36	600,000		536,728	(d)(i)
Southwest Student Services Corp.	0.077%	12/1/18	2,000,000		1,841,506	(d)(i)
Total Florida					2,378,234
Pennsylvania — 4.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.089%	5/1/46	650,000		618,422	(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.224%	5/1/46	1,300,000		1,240,872	(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.409%	5/1/46	2,475,000		2,361,459	(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.012%	6/1/47	4,075,000		3,959,013	(d)
Total Pennsylvania					8,179,766
TOTAL MUNICIPAL BONDS (Cost — $9,984,192)					10,558,000
SOVEREIGN BONDS — 11.8%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		853,450
Brazil — 1.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	140,483
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	3,748,000	BRL	1,895,135
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	889,000	BRL	446,285
Total Brazil					2,481,903
Indonesia — 0.8%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	7.000%	5/17/22	12,155,000,000	IDR	1,379,178	(a)(c)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	493,166
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	97,282
Total Malaysia					590,448

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico — 3.7%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	$1,076,224
Mexican Bonos, Bonds	6.500%	6/9/22	57,942,400	MXN	5,222,113
Mexican Bonos, Bonds	10.000%	12/5/24	2,750,000	MXN	320,157
Total Mexico					6,618,494
Peru — 0.3%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,300,000	PEN	632,382
Russia — 1.7%
Russian Federation, Bonds	7.400%	6/14/17	91,290,000	RUB	3,061,618
Turkey — 2.2%
Republic of Turkey, Bonds	9.000%	3/5/14	3,190,000	TRY	1,807,191
Republic of Turkey, Bonds	9.000%	3/8/17	2,270,000	TRY	1,364,409
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		239,505
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		474,000
Total Turkey					3,885,105
Venezuela — 0.9%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,750,000		1,722,000
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000		1,925
Total Venezuela					1,723,925
TOTAL SOVEREIGN BONDS (Cost — $20,926,745)					21,226,503
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.1%
U.S. Government Obligations — 1.1%
U.S. Treasury Notes (Cost - $1,999,390)	0.250%	2/28/15	2,000,000		2,000,156

			SHARES
COMMON STOCKS — 0.7%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
General Motors Co.			64		1,781	*
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc.			25,131		1,111,795
INDUSTRIALS — 0.1%
Building Products — 0.0%
Nortek Inc.			109		7,778	*
Marine — 0.1%
DeepOcean Group Holding AS			8,860		175,682	(c)(f)
TOTAL INDUSTRIALS					183,460
TOTAL COMMON STOCKS (Cost — $962,500)					1,297,036
CONVERTIBLE PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA) (Cost - $1,357,500)	5.375%		15		161,250	*
PREFERRED STOCKS — 1.5%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors			55,025		0	*(c)(f)(j)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE		SHARES	VALUE
FINANCIALS — 1.5%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		62,722	$1,706,038	(d)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		37,975	1,085,705	(d)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	136	*(c)(g)
Total Diversified Financial Services				1,085,841
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	511	*(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	1,140	*
Total Thrifts & Mortgage Finance				1,651
TOTAL FINANCIALS				2,793,530
TOTAL PREFERRED STOCKS (Cost — $2,679,927)				2,793,530

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	830	22,817	*(f)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $215,106,386)				234,435,879

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 7.6%
Repurchase Agreements — 7.6%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity $13,651,167; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value $13,906,274) (Cost - $13,651,000)	0.110%	4/1/13	13,651,000	13,651,000
TOTAL INVESTMENTS — 138.0% (Cost — $228,757,386#)				248,086,879
Other Assets in Excess of Liabilities — 2.0%				3,738,586
Liquidation value of Preferred Shares — (40.0)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$179,825,465

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Illiquid security.
(g)	The coupon payment on these securities is currently in default as of March 31, 2013.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(j)	Value is less than $1.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	EUR	- Euro
	IDR	- Indonesian Rupiah
	IO	- Interest Only

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian Nuevo Sol
PO	- Principal Only
RUB	- Russian Ruble
STRIPS	- Separate Trading of Registered Interest and Principal Securities
TRY	- Turkish Lira

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$107,577,059	$830,968	$108,408,027
Asset-backed securities	—	43,910,350	4,560,962	48,471,312
Collateralized mortgage obligations	—	36,631,800	1,779	36,633,579
Collateralized senior loans	—	2,468,673	—	2,468,673
Mortgage-backed securities	—	394,996	—	394,996
Municipal bonds	—	10,558,000	—	10,558,000
Sovereign bonds	—	21,226,503	—	21,226,503
U.S. government & agency obligations	—	2,000,156	—	2,000,156
Common stocks	$1,121,354	—	175,682	1,297,036
Convertible preferred stocks	—	161,250	—	161,250
Preferred stocks	2,793,394	—	136	2,793,530
Warrants	—	22,817	—	22,817
Total long-term investments	$3,914,748	$224,951,604	$5,569,527	$234,435,879
Short-term investments†	—	13,651,000	—	13,651,000
Total investments	$3,914,748	$238,602,604	$5,569,527	$248,086,879
Other financial instruments:
Forward foreign currency contracts	—	$132,842	—	$132,842
Total	$3,914,748	$238,735,446	$5,569,527	$248,219,721

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on credit indices - buy protection‡	—	$139,271	—	$139,271

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to schedule of investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	PREFERRED STOCKS		TOTAL
Balance as of December 31, 2012	$1,806,145	$4,896,968	$3,333	$179,616	$0	*	$6,886,062
Accrued premiums/discounts	(1,779)	17,987	130	—	—		16,338
Realized gain (loss)(1)	—	(45,835)	(28,338)	—	—		(74,173)
Change in unrealized appreciation (depreciation)(2)	(35,122)	6,014	26,654	(3,934)	—		(6,388)
Purchases	—	—	—	—	—		—
Sales	—	(101,942)	—	—	—		(101,942)
Transfers into Level 3(3)	—	—	—	—	136		136
Transfers out of Level 3(4)	(938,276)	(212,230)	—	—	—		(1,150,506)
Balance as of March 31, 2013	$830,968	$4,560,962	$1,779	$175,682	$136		$5,569,527
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013(2)	$(19,108)	$26,314	$26,654	$(3,934)	—		$29,926

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to schedule of investments (unaudited) (continued)

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held credit default swaps with credit related contingent features which had a liability position of $139,271. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to schedule of investments (unaudited) (continued)

Gross unrealized appreciation	$25,631,245
Gross unrealized depreciation	(6,301,752)
Net unrealized appreciation	$19,329,493

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,308,069	5/16/13	$132,842

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
			PERIODIC PAYMENTS		UPFRONT PREMIUMS
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	MADE BY	MARKET	PAID	UNREALIZED
(REFERENCE ENTITY)	AMOUNT(2)	DATE	THE FUND†	VALUE(3)	(RECEIVED)	DEPRECIATION

BNP Paribas (Markit CDX.NA.HY.19 Index)			5.000%
	$1,700,000	12/20/17	quarterly	$(69,635)	$(36,351)	$(33,284)
BNP Paribas (Markit CDX.NA.HY.19 Index)			5.000%
	1,700,000	12/20/17	quarterly	(69,636)	(34,536)	(35,100)
Total	$3,400,000			$(139,271)	$(70,887)	$(68,384)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

Forward Foreign
Currency Contracts
Primary Underlying	Unrealized	Swap Contracts,
Risk	Appreciation	at value	Total
Foreign Exchange Risk	$132,842	—	$132,842
Credit Risk	—	$(139,271)	(139,271)
Total	$132,842	$(139,271)	$(6,429)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to sell)	$2,370,138

Average notional balance
Credit default swap contracts (to buy protection)	$1,700,000

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:  May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:  May 24, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Premier Bond Fund

Date:  May 24, 2013